SCUDDER
                                                                     INVESTMENTS


Scudder GNMA Fund

Class S & AARP Shares

Supplement to the currently effective Prospectus, dated
January 1, 2002:

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Effective July 1, 2002, the following information replaces the first paragraph under the section entitled "The Fund's Main Investment Strategy":

The fund seeks to produce a high level of income while actively seeking to reduce downside risk compared with other GNMA mutual funds. It does this by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in "Ginnie Maes": mortgage-backed securities that are issued or guaranteed by the Government National Mortgage Association (GNMA). The fund also invests in U.S. Treasury securities. With both types of securities, the timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. In addition, the fund does not invest in securities issued by tobacco-producing companies.

Effective July 1, 2002, the following information replaces the disclosure under the section entitled "The Fund's Main Investment Strategy," under the heading "Credit Quality Policies":

The fund normally invests at least 80% of net assets in Ginnie Maes. To the extent that it does buy other securities, they carry the same "full faith and credit" guarantee of the U.S. Government. This guarantee doesn't protect the fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the fund itself. But it does guard against the risk of payment default of principal or interest with respect to securities that are guaranteed.

Effective July 1, 2002, the following supplements the information in the section entitled "Other Policies and Risks":

The fund's Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described above.





April 30, 2002